Exhibit 3.2

                         AMENDED AND RESTATED BYLAWS OF
                                    YP CORP.
                              a Nevada Corporation


                                    ARTICLE I

                                     OFFICES

1.1. REGISTERED OFFICE. The registered office of the Corporation in the State of Nevada shall be in a county and city of the State of Nevada designated by the Board of Directors in accordance with applicable law.

1.2. OTHER OFFICES. The Corporation also may have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

2.1  STOCKHOLDER  MEETINGS.

     (a) TIME AND PLACE OF MEETINGS. Meetings of the stockholders shall be held at such times and places, either within or without the State of Nevada, as may from time to time be fixed by the Board of Directors and stated in the notices or waivers of notice of such meetings.

     (b) ANNUAL MEETING. Annual meetings of stockholders shall be held at such date and time as the Board of Directors shall determine. At the annual meeting, stockholders shall elect a board of directors by plurality vote and transact such other business as properly may be brought before the annual meeting in accordance with Section 2.7 of this Article II.
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     (c)  SPECIAL  MEETINGS.  Special  meetings  of  the  stockholders  of  the
Corporation may be called for any purpose or purposes at any time only by the Chairman of the Board, the Chief Executive Officer or the President. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice of such meeting.

     (d) NOTICE OF MEETINGS. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, written notice of each meeting of the stockholders shall be given not less than ten days nor more than sixty days before the date of such meeting to each stockholder entitled to vote thereat, directed to such stockholder's address as it appears upon the stock ledger of the Corporation, such notice to specify the place, date, hour and purpose or purposes of such meeting. If mailed, such notice shall be deemed to be given when deposited in


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the  United  States  mail,  postage prepaid, addressed to the stockholder at his address as it appears on the stock ledger of the Corporation. When a meeting of the stockholders is adjourned to another time and/or place, notice need not be given of such adjourned meeting if the time and place are announced at the meeting of the stockholders at which the adjournment is taken, unless the adjournment is for more than thirty days or unless after the adjournment a new record date is fixed for such adjourned meeting, in which event a notice of such adjourned meeting shall be given to each stockholder of record entitled to vote thereat. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing either before or after such meeting and will be waived by any stockholder by such stockholder's attendance thereat in person or by proxy. Any stockholder so waiving notice of such a meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     (e) QUORUM. Except as otherwise required by law, the Articles of Incorporation or these Bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum and the affirmative vote of the majority of such quorum shall be deemed the act of the stockholders. If a quorum shall fail to attend any meeting of the stockholders, the presiding officer of such meeting may adjourn such meeting from time to time to another place, date or time, without notice other than announcement at such meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting of the stockholders as originally noticed. The foregoing notwithstanding, if a notice of any adjourned special meeting of the stockholders is sent to all stockholders entitled to vote thereat, which states that such adjourned special meeting will be held with those present in person or by proxy constituting a quorum, then, except as otherwise required by law, those present at such adjourned special meeting of the stockholders shall constitute a quorum and all matters shall be determined by a majority of the votes cast at such special meeting.

2.2. DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE AND TO VOTE. To determine the stockholders entitled to notice of any meeting of the stockholders or to vote thereat, the Board of Directors may fix in advance a record date as provided in Article II, Section 2.8 of these Bylaws, or if no record date is
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fixed  by  the Board of Directors, a record date shall be determined as provided by  law.

2.3. VOTING.

     (a) Except as otherwise required by law, the Articles of Incorporation or these Bylaws, each stockholder present in person or by proxy at a meeting of the stockholders shall be entitled to one vote for each full share of stock registered in the name of such stockholder at the time fixed by the Board of Directors or by law at the record date of the determination of stockholders entitled to vote at such meeting.

(b) Every stockholder entitled to vote at a meeting of the stockholders may do so either (i) in person or (ii) by one or more agents authorized by a written proxy executed by the person or such stockholder's duly authorized agent, whether by manual signature, typewriting, telegraphic transmission or otherwise as permitted by law. No proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.


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     (c)  Voting  may  be  by voice or by ballot as the presiding officer of the meeting of the stockholders shall determine. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.

     (d) Shares of the Corporation held by another corporation may be voted by such corporation's officer, agent or proxy as its bylaws may prescribe, or in absence of such bylaw provision, by any other person designated by resolution of its Board of Directors, and such officer, agent or other person so designated may vote such corporation's shares in this Corporation in person or by proxy appointed by him.

     (e) Shares held by an administrator, executor, guardian or conservator may be voted by such representative, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee, other than a trustee in bankruptcy, may be voted by such representative, either in person or by proxy, but no such trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     (f) Shares standing in the name of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors may be voted by such representative, either in person or by proxy. Shares held by or under the control of such a receiver or trustee may be voted by such receiver or trustee, either in person or by proxy, without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver or trustee was appointed.

     (g) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     (h) If shares stand in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by community property or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(1) If only one votes, his act binds; (2) If more than one votes, the act of the majority so voting binds all; and (3) If more than one votes, but the vote is evenly split on any particular matter, each fraction may vote the shares in question proportionally.

     (i) Shares standing in the name of a married woman but not also standing in the name of her husband with such a designation of mutual relationship on the certificate, may be voted and all rights incident thereto may be exercised in the same manner as if she were unmarried.

     (j) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the elections of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity.


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     (k)  In  advance  of or at any meeting of the stockholders, the Chairman of the Board may appoint one or more persons as inspectors of election (the "Inspectors") to act at such meeting. Such Inspectors shall take charge of the ballots at such meeting. After the balloting on any question, the Inspectors shall count the ballots cast and make a written report to the secretary of such meeting of the results. Subject to the direction of the Chairman of the Board, the duties of such Inspectors may further include without limitation: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes of consents and determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. An Inspector need not be a stockholder of the Corporation and any officer of the Corporation may be an Inspector on any question other than a vote for or against such officer's election to any position with the Corporation or any other questions in which such officer may be directly interested. If there are three or more Inspectors, the determination, report or certificate of a majority of such Inspectors shall be effective as if unanimously made by all Inspectors.

2.4. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make available, at least 10 days or such other period of time as may be required by Federal, State or other jurisdictional body whose rules and regulations govern the allotted time before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in either alphabetical order or by zip code, showing the address of and the number of shares registered in the names of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to such meeting, either at a place within the city where such meeting is to be held and which place shall be specified in the notice of such meeting, or, if not so specified, at the place where such meeting is to be held. The list also shall be produced and kept at the time and place of the meeting of the stockholders during the whole time thereof, and may be inspected by any stockholder who is present.

2.5. ACTION  BY  WRITTEN  CONSENT  OF  STOCKHOLDERS.

     (a) Subject to restrictions imposed by the Corporation's Articles of Incorporation or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation's Secretary. Prompt notice of the taking of the Corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

     (b) The Board of Directors may fix a record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is set, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary of the Corporation.

2.6. CONDUCT OF MEETINGS. The Chairman of the Board shall have full and complete authority to determine the agenda, to set the procedures and order the conduct of meetings, all as deemed appropriate by such person in his sole discretion with due regard to the orderly conduct of business.

2.7. ACTION  AT  MEETINGS  OF  STOCKHOLDERS.

     (a) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section
                                                                         -------
2.7  and  on  the  record date for the determination of stockholders entitled to
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vote  at such annual meeting and (B) who complies with the notice procedures set forth  in  this  Section  2.7.
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     (b)  In  addition  to  any  other  applicable  requirements,  for  business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the Chief Executive Officer, President, or the Secretary of the Corporation.

     (c) To be timely, a stockholder's notice that includes a proposal for the Corporation's annual meeting must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Corporation did
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not  hold  an  annual  meeting  the  previous year or if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. For a stockholder's notice that includes a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice that includes a proposal that seeks action by the Corporation's stockholders at any meeting will comply with the guidelines established by Regulation 14A of the Securities Exchange Act of 1934, as amended; to the extent such regulation is then applicable to the Corporation.

     (d) To be in proper written form, a stockholder's notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting,
(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     (e) No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7; provided, however, that, once business
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has  been  brought  properly  before  the annual meeting in accordance with such procedures,  nothing in this Section 2.7 may be deemed to preclude discussion by
                             -----------
any stockholder of any such business. If the Chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman will declare to the meeting that the business was not brought properly before the meeting and such business will not be transacted.

     (f) Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted, which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     (g) Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

2.8. RECORD  DATE.

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitlement to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days prior to the date of such meeting. If not fixed by the Board of Directors, the record date shall be determined as provided by law.

     (b) A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournments of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

     (c) Holders of stock on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of the shares set forth in the stock ledger of the Corporation after the record date, except as otherwise provided by agreement or by law, the Articles of Incorporation or these Bylaws.

2.9. INFORMALITIES AND IRREGULARITIES. All informalities or irregularities in any call or notice of a meeting of the stockholders or in the areas of credentials, proxies, quorums, voting and similar matters, will be deemed waived if no objection is made at the meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

3.1. GENERAL POWERS. Unless otherwise restricted by law, the Articles of Incorporation or these Bylaws as to action which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person, provided that the business and affairs of the Corporation will be managed, and all corporate powers shall be exercised, under the ultimate direction and responsibility of the Board of Directors.

3.2. ELECTION  OF  DIRECTORS.

     (a) NUMBER, QUALIFICATION AND TERM OF OFFICE. The exact number of directors of the Corporation shall not be less than three or more than nine. The authorized number of directors may from time to time be increased or decreased by resolution of the directors of the Corporation amending this provision of the Bylaws in compliance with Section 8.5 of Article VIII. No reduction of the
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authorized  number  of  directors shall have the effect of removing any director prior to the expiration of his or her term in office. Except as otherwise provided in this Section 3.2, each director elected shall hold office until his
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successor  is  elected  and  qualified.  The  Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. The number of directors in any class shall not exceed the number of directors in any other class by more than one.

     (b) RESIGNATION. Any director may resign from the Board of Directors at any time by giving written notice to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when such resignation shall become effective shall not be so specified, then such resignation shall take effect immediately upon its receipt by the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     (c) VACANCIES. Vacancies and new directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. If no directors are in office, an election may be held as provided by statute. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next annual meeting or the next election of one or more directors by the stockholders at a special meeting of stockholders called for that purpose. Any director may be removed from office only in accordance with the Articles of Incorporation.

3.3 MEETINGS  OF  THE  BOARD  OF  DIRECTORS.

     (a) REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without notice at such time and place as shall from time to time be determined by the Board of Directors:

          (i) at such times as the Board of Directors shall from time to time by resolution determine; and

          (ii) one half-hour prior to any special meeting of the stockholders and immediately following the adjournment of any annual or special meeting of the stockholders.

     (b)  SPECIAL  MEETINGS.

          (i) Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President, and will be called by the Secretary at the written request of two or more directors. Notice of the time and place of special meetings of the Board of Directors shall be given by the Secretary or an Assistant Secretary of the Corporation, or by any other officer authorized by the Board of Directors. Such notice shall be given to each director personally or by mail, messenger, telephone, telegraph or electronic mail at such director's business, residence or electronic address. Notice by mail shall be deposited in the United States mail, postage prepaid, not later than the fifth day prior to the date fixed for such special meeting. Notice by telephone, telegraph or electronic mail shall be sent, and notice given personally or by messenger shall be delivered, at least twenty-four hours prior to the time set for such special meeting. Notice of a special meeting of the Board of Directors need not contain a statement of the purpose of such special meeting.

          (ii) Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if they had occurred at a meeting regularly called and noticed, and at such meeting any business may be transacted, which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of directors may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

          (iii) Whenever any notice whatsoever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     (c) ADJOURNED MEETINGS. A majority of directors present at any regular or special meeting of the Board of Directors or any committee thereof, whether or not constituting a quorum, may adjourn any meeting from time to time until a quorum is present or otherwise, however, notice of the time and place of holding any adjourned meeting shall be required as provided in Section 3.3(b) of these
                                                         --------------
Bylaws.

     (d) PLACE OF MEETINGS. Meetings of the Board of Directors, both regular and special, may be held either within or without the State of Nevada.

     (e) PARTICIPATION BY TELEPHONE. Members of the Board of Directors or any committee may participate in any meeting of the Board of Directors or committee through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     (f) QUORUM. At all meetings of the Board of Directors or any committee thereof, a majority of the total number of directors of the entire then authorized Board of Directors or such committee shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any such meeting at which there is a quorum shall be the act of the Board of Directors or any committee, except as may be otherwise specifically prohibited by law, the Articles of Incorporation or these Bylaws. A meeting of the Board of Directors or any committee at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors so long as any action is approved by at least a majority of the required quorum for such meeting. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other member of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in a regular meeting.

     (g) WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors or any committee, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to hold such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

3.5. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors at any meeting or at any meeting of a committee may be taken without a meeting if all members of the Board of Directors or such committee consent in writing and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee.

3.6. COMPENSATION OF DIRECTOR. Unless otherwise restricted by law, the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings.

3.7. COMMITTEES  OF  THE  BOARD.

     (a) EXECUTIVE COMMITTEE. The Board of Directors may, by resolution adopted by a majority of the whole Board, name two or more of its members and General Counsel, or such other legal advisor as it deems appropriate, as an Executive Committee. Such Executive Committee will have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation while the Board is not in session, subject to such limitations as may be included in the Board's resolution; provided, however, that such Executive Committee shall not have the authority of the Board of Directors in reference to the following matters: (1) the submission to stockholders of any action that requires the authorization or approval under applicable law; (2) the filling of vacancies on the Board of Directors or in any committee of the Board of Directors; (3) the amendment or repeal of these Bylaws, or the adoption of new bylaws; and (4) the fixing of compensation of Directors for serving on the Board or on any Committee of the Board of Directors. A majority of those named to the Executive Committee will constitute a quorum and the Committee may at any time act by the written consent of a quorum thereof, although not formally convened.

     (b) OTHER COMMITTEES. The Board of Directors may from time to time, by resolution adopted by a majority of the whole Board, appoint other standing or temporary Committees consisting of at least one current member of the Board of Directors, and such other individuals as the Board of Directors may determine. These Committees will be vested with such powers as the Board may include in its resolution; provided, however, that such Committees shall be restricted in their
            --------  -------
authority that all actions taken are subject to review and ratification by the Executive Committee and the Board of Directors. A majority of those named to any such Committees will constitute a quorum and the Committee may at any time act by the written consent of a quorum thereof, although not formally convened.

     (c) MINUTES OF MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.8. INTERESTED DIRECTORS. In addition to the statutory and corporate common law of Nevada, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof, which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of the duly appointed Executive Committee, which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

4.1. OFFICERS.

     (a) NUMBER. The officers of the Corporation shall be chosen by the Board of Directors and will include a Chairman of the Board of Directors (who must be a director as chosen by the Board of Directors), a President, Secretary and a Treasurer and may include Chief Officers and any number of Vice-Presidents. The Board of Directors also may appoint one or more Assistant Secretaries or Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. Any Vice President may be given such specific designation as may be determined from time to time by the Board of Directors.
Any number of offices may be held by the same person, unless otherwise restricted by law, the Articles of Incorporation or these Bylaws. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

     (b) ELECTION AND TERM OF OFFICE. The officers shall be elected annually by the Board of Directors at its regular meeting following the annual meeting of the stockholders and each officer shall hold office until the next annual election of officers and until such officer's successor is elected and qualified, or until such officer's death, resignation or removal. Any officer may be removed at any time, with or without cause, by a vote of the majority of the whole Board of Directors or by an officer upon whom such power of removal may be conferred by the Board of Directors. Any vacancy occurring in any office may be filled by the Board of Directors.

     (c) SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof from time to time.

4.2. CHAIRMAN OF THE BOARD OF DIRECTORS. The Board of Directors will elect a Chairman to serve as a Non-Executive Officer of the Corporation. The Chairman will preside at all meetings of the Board of Directors and be vested with such other powers and duties as the Board may from time to time delegate to him.

4.3. CHIEF OFFICERS. The Board of Directors may elect a Chief Executive Officer, a Chief Financial Officer and a Chief Operating Officer. The Chief Executive Officer shall be the presiding officer over all business affairs of the Corporation, subject only to the direction of the Board of Directors. The Chief Financial Officer of the Corporation shall be the presiding officer over the financial affairs of the Corporation, subject only to the direction of the Board of Directors and the Chief Executive Officer. The Chief Operating Officer of the Corporation shall be the presiding officer over the operational affairs of the Corporation, subject only to the direction of the Board of Directors and the Chief Executive Officer. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the Chief Officers will be proper officers to sign on behalf of the Corporation any deed, bill of sale, assignment, option, mortgage, pledge, note, bond, evidence of indebtedness, application, consent (to service of process or otherwise), agreement, indenture or other instrument of any significant importance to the Corporation.

4.4. PRESIDENT. The President, absent the election of a Chief Executive Officer, will supervise the business and affairs of the Corporation and the performance by all of its other officers, excluding Chief Officers, of their respective duties, subject to the control of the Board of Directors. Absent the election of a Chief Executive Officer by the Board of Directors, the President will be the Chief Executive Officer of the Corporation. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the President will be a proper officer to sign on behalf of the Corporation any deed, bill of sale, assignment, option, mortgage, pledge, note, bond, evidence of indebtedness, application, consent (to service of process or otherwise), agreement, indenture or other instrument of any significant importance to the Corporation. The President may represent the Corporation at any meeting of the stockholders of any other Corporation in which this Corporation then holds shares, and may vote this Corporation's shares in such other corporation in person or by proxy appointed by him, provided that the Board of Directors may from time to time confer the foregoing authority upon any other person or persons. The President may designate any Vice President to perform any acts, on behalf of the Corporation, in his place.

4.5. VICE PRESIDENTS. One or more Vice Presidents may be elected by the Board of Directors each of whom (in the order designated by the Board) will be vested with all of the powers and charged with all of the duties (including those herein before specifically set forth) of the President in the event of his absence or disability. Each Vice President will perform such other duties as may from time to time be delegated or assigned to him/her by the Board of Directors, Chief Executive Officer, Chief Operating Officer or the President, in that order.

4.6. SECRETARY AND ASSISTANT SECRETARIES. The Secretary will keep the minutes of meetings of the stockholders, Board of Directors and any Committee, and all unanimous written consents of the stockholders, Board of Directors and any Committee of the Corporation, see that all notices are duly given in accordance with the provisions of these Bylaws or as required by applicable law, be custodian of the corporate seal and corporate records, and, in general, perform all duties incident to his office. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the Secretary and each Assistant Secretary will be a proper officer to take charge of the Corporation's stock ledger, and to compile the voting record, and to impress the Corporation's Seal on any instrument signed by a duly authorized or empowered officer, and to attest to the same.

4.7. TREASURER AND ASSISTANT TREASURERS. The Treasurer, absent the election of a Chief Financial Officer, shall serve as the Chief Financial Officer and will maintain the financial records of the Corporation and supervise all Corporate reporting with any and all government agencies. The Treasurer will keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and will cause all money and other valuable effects to be deposited in the name and to the credit of the Corporation in such depositories, subject to withdrawal in such manner as may be designated by the Board of Directors and the Chief Executive Officer. The Treasurer will render to the Chief Executive Officer, President and to the Directors (at the regular meetings of the Board or whenever they may require), an account of all his transactions, as Treasurer, and of the financial condition of the Corporation.

                                    ARTICLE V

                          INDEMNIFICATION AND INSURANCE

5.1. RIGHT  TO  INDEMNIFICATION.  Subject  to  the  terms and conditions of this
Article V, each officer or director of the Corporation who was or is made a party or witness or is threatened to be made a party or witness to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action or inaction in an official capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the general corporate law of Nevada as set forth in Section 78 et. seq. of the Nevada Revised Statutes ("GCL"), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines,
ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Article V hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that if the GCL requires an
                                  --------  -------
advancement of expenses incurred by an indemnitee, such advancement of expenses shall be made only upon delivery to the Corporation of an undertaking in the form then required by the GCL (if any), by or on behalf of such indemnitee, with respect to the repayment of amounts so advanced (hereinafter an "undertaking").

5.2. RIGHT  TO  INDEMNITEE  TO BRING SUIT.  If a claim under Section 5.1 of this
                                                             -----------
Article V is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the GCL. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to he terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section or otherwise shall be on the Corporation.

5.3. SPECIFIC LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything in this Article to the contrary, the Corporation shall not be obligated to make any payment to any indemnitee with respect to any proceeding (i) to the extent that payment is actually made to the indemnitee under any insurance policy, or is made to indemnitee by the Corporation or an affiliate thereof otherwise than pursuant to this Article, (ii) for any expense, liability or loss in connection with a proceeding settled without the Corporation's written consent, which consent, however, shall not be unreasonably withheld, (iii) for an accounting of profits made from the purchase or sale by the indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state statutory or common law,
(iv) where the indemnitee acted in bad faith or with gross negligence, or (v) where prohibited by applicable law.

5.4. CONTRACT. The provisions of this Article shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at any time while such Section is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter based in whole or in part upon any such state of facts.

5.5. PARTIAL INDEMNITY. If the indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses, liabilities or losses incurred in connection with a proceeding but not, however, for the entire amount thereof, the Corporation shall nevertheless indemnify the indemnitee for the portion thereof to which the indemnitee is entitled. Moreover, notwithstanding any other provision of this Article, to the extent that the indemnitee has been successful on the merits or otherwise in defense of any or all claims relating in whole or in part to a proceeding or in defense of any issue or matter therein, including dismissal without prejudice, the indemnitee shall be indemnified against all loss, expense and liability incurred in connection with the portion of the proceeding with respect to which indemnitee was successful on the merits or otherwise.

5.6. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

5.7. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

5.8. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation, or to such lesser extent as may be determined by the Board of Directors.

5.9. NOTICE BY INDEMNITEE AND DEFENSE OF CLAIM. The indemnitee shall promptly notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Corporation will not relieve it from any liability which it may have to the indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Corporation from any liability which it may have to the indemnitee otherwise than under this Article V. With respect to any proceedings as to which the indemnitee notifies the Corporation of the commencement thereof:

     (a) The Corporation will be entitled to participate therein at its own expense; and

     (b) The Corporation will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any proceeding (and this Section 5.9 shall be inapplicable to such proceeding) if the indemnitee
      ------------
shall have reasonably concluded that there may be a conflict of interest between the Corporation and the indemnitee with respect to such proceeding. After notice from the Corporation to the indemnitee of its election to assume the defense thereof, the Corporation will not be liable to the indemnitee under this
Article V for any expenses subsequently incurred by the indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The indemnitee shall have the right to employ his own counsel in such proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the indemnitee unless:

          (i) The employment of counsel by the indemnitee has been authorized by the Corporation in writing; or

          (ii) The Corporation shall not have employed counsel to assume the defense in such proceeding or shall not have assumed such defense and be acting in connection therewith with reasonable diligence; in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

     (c) The Corporation shall not settle any proceeding in any manner which would impose any penalty or limitation on the indemnitee without the indemnitee's written consent; provided, however, that the indemnitee will not unreasonably withhold his consent to any proposed settlement.

                                   ARTICLE VI

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1. CERTIFICATES FOR SHARES. Unless otherwise provided by a resolution of the Board of Directors, the shares of the Corporation shall be represented by a certificate. The certificates of stock of the Corporation shall be numbered and shall be entered in the stock ledger of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by or in the name of the Corporation by (a) the Chief Executive Officer, or the President and (b) the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be by facsimile. In case any officer of the Corporation, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issuance.

6.2. CLASSES  OF  STOCK.

     (a) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 78.195(5) of the Nevada Revised Statutes in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

     (b) Within a reasonable time after the issuance or transfer of uncertified stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law (including Sections 78.195, 78.205, 78.235 and 78.242 of the Nevada Revised Statutes) or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

6.3. TRANSFER. Subject to applicable federal and state securities laws, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its stock ledger. Upon receipt of proper transfer instructions from the registered owner of uncertified shares, such uncertified shares shall be canceled, issuance of new equivalent uncertified shares or certified shares shall be made to the person entitled thereto and the transaction shall be recorded upon the stock ledger of the Corporation.

6.4. RECORD OWNER. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Nevada.

6.5. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates or uncertified shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertified shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as the Board of Directors shall require to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost stolen or destroyed.

6.6. DIVIDENDS. In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors, and only stockholders of record on that date shall be entitled to the dividend.

                                   ARTICLE VII

                              EMERGENCY PROVISIONS

7.1. GENERAL. THE PROVISIONS OF THIS ARTICLE VII WILL BE OPERATIVE ONLY DURING A NATIONAL EMERGENCY DECLARED BY THE PRESIDENT OF THE UNITED STATES OR THE PERSON PERFORMING THE PRESIDENT'S FUNCTIONS, OR IN THE EVENT OF A NUCLEAR, ATOMIC, OR OTHER ATTACK ON THE UNITED STATES OR A DISASTER MAKING IT IMPOSSIBLE OR IMPRACTICABLE FOR THE CORPORATION TO CONDUCT ITS BUSINESS WITHOUT RECOURSE TO THE PROVISIONS OF THIS ARTICLE VII. Said provisions in such event shall override all other Bylaws of this Corporation in conflict with any provisions of this
Article VII, and shall remain operative so long as it remains impossible or impracticable to continue the business of the Corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken in accordance with the provisions of the Bylaws (other than those contained in this Article VII).

7.2. UNAVAILABLE DIRECTORS. All Directors of the Corporation who are not available to perform their duties as Directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be Directors, with like effect as if such persons had resigned as Directors, so long as such unavailability continues.

7.3. AUTHORIZED NUMBER OF DIRECTORS. The authorized number of Directors shall be the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 7.2 hereof, or the minimum number required by
                           -----------
law, whichever number is greater, until such time as the vacancy created thereby can be filled, or the applicable provisions of these Bylaws can be amended to reflect such change.

7.4. QUORUM. The number of Directors necessary to constitute a quorum shall be one-third of the authorized number of Directors as specified in the foregoing
Section  7.3,  or  such  other  minimum number as, pursuant to the law or lawful
------------
decree then in force, it is possible for the Bylaws of a Corporation to specify.

7.5. CREATION OF EMERGENCY COMMITTEE. In the event the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to
Section  7.2  of  this Article VII is less than the minimum number of authorized
------------
Directors required by law, then until the appointment of additional Directors to make up such required minimum, all the powers and authorities, which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee (the "Emergency Committee"), and the Emergency Committee shall thereafter manage the affairs of the Corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

7.6. CONSTITUTION OF EMERGENCY COMMITTEE. The Emergency Committee shall consist of all the Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 7.2 of this Article VII, provided that such
                         ------------
remaining Directors are not less than three in number (unless such lesser number would otherwise be permissible under applicable law if no emergency existed). In the event such remaining Directors are less than three in number (and such number is not otherwise permitted under applicable law), then the Emergency Committee shall consist of three persons, who shall be the remaining Director or Directors plus either one or two officers or employees of the Corporation, as the remaining Director or Directors may in writing designate. If there is no remaining Director, the Emergency Committee shall consist of the three most senior officers of the Corporation who are available to serve, and if and to the extent such officers are not available, the most senior employees of the Corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by the highest rate of remuneration. In the event that there are no remaining Directors and no officers or employees of the Corporation available, the Emergency Committee shall consist of three persons designated in writing by the Shareholder owning the largest number of shares of record as of the date of the last record date.

7.7. POWERS OF EMERGENCY COMMITTEE. The Emergency Committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the Emergency Committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment, all members of the Emergency
Committee shall die or resign or become unavailable to act for any reason whatsoever, a new Emergency Committee shall be appointed in accordance with the foregoing provisions of this Article VII.

7.8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a Director pursuant to the provisions of Section 7.2 of this Article VII and who thereafter
                              -----------
becomes available to serve as a Director shall automatically become a member of the Emergency Committee.

7.9. ELECTION OF BOARD OF DIRECTORS. The Emergency Committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon such election all the powers and authorities of the Emergency Committee shall be vested therein, and the Emergency Committee shall thereafter cease.

7.10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an Emergency Committee, a sufficient number of persons who ceased to be Directors pursuant to Section 7.2 of this Article VII become available to serve
                       -----------
as Directors, so that if they had not ceased to be Directors as aforesaid, there would be enough Directors to constitute the minimum number of Directors required by law, then all such persons shall automatically be deemed to be reappointed as Directors, the powers and authorities of the Emergency Committee shall again be vested in the Board, and the Emergency Committee shall thereafter cease.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1. EXECUTION OF INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other persons, to execute any corporate instrument or document or to sign the corporate name without limitation, except where otherwise provided by law, the Articles of Incorporation or these Bylaws. Such designation may be general or confined to specific instances.

8.2. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations held by the Corporation shall be voted, and all proxies with respect thereto shall be executed, by the person so authorized by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board.

8.3. CORPORATE SEAL. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation.

8.4. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise the general provisions, rules of construction and definitions in the Nevada Revised Statutes and the Articles of Incorporation shall govern the construction of these Bylaws.

8.5. AMENDMENTS. These Bylaws may be altered, amended or repealed by a majority vote of the Board of Directors or the stockholders.

8.6. DESCRIPTIVE HEADINGS. The descriptive headings of the paragraphs of these Bylaws are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

8.7. REFERENCE THERETO. Any reference herein made to the Corporation's Articles will be deemed to refer to its Articles of Incorporation and all Amendments thereto as at any given time on file with the Nevada Secretary of State, together with any and all certificates theretofore filed by the Corporation with the Nevada Secretary of State pursuant to applicable law.

8.8. SENIORITY THEREOF. The Articles will in all respects be considered senior and superior to these Bylaws, with any inconsistency to be resolved in favor of the Articles, and with these Bylaws to be deemed automatically amended from time to time to eliminate any such inconsistency which may then exist.

8.9. NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders.

                             CERTIFICATE OF ADOPTION

The undersigned Secretary of the Corporation hereby certifies that the foregoing Amended and Restated Bylaws of YP.Net, Inc., a Nevada corporation (the "Corporation"), constitute the Bylaws of said Corporation, duly adopted and approved, pursuant to a resolution of the Board of Directors.

December  31,  2003               /s/  DeVal  Johnson
                                  ---------------------------------------
                                  DeVal  Johnson,  Corporate  Secretary